SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 8, 2004

RSA Security Inc.

(Exact name of registrant as specified in charter)

Delaware	000-25120	04-2916506

(State or other juris- diction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

174 Middlesex Turnpike, Bedford, Massachusetts	01730

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 515-5000

N/A

(Former name or former address, if changed since last report)

Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
Item 12. Results of Operations and Financial Condition
EX-99.1 PRESS RELEASE DATED JANUARY 8, 2004

Item 5. Other Events.

     On January 8, 2004, RSA Security Inc. issued a press release announcing its preliminary financial results for the fourth quarter ended December 31, 2003. The full text of the press release is filed as Exhibit 99.1 to this Report and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

See the Exhibit Index attached to this Report.

Item 12. Results of Operations and Financial Condition

     The press release referred to under Item 5 above is also being furnished pursuant to Item 12 of Form 8-K. The full text of the press release is filed as Exhibit 99.1 to this Report and is incorporated herein by reference.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 8, 2004	RSA Security Inc. (Registrant)

	By:	/s/ Jeffrey D. Glidden Jeffrey D. Glidden Senior Vice President, Finance and Operations, Chief Financial Officer and Treasurer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated January 8, 2004, announcing the preliminary financial results of RSA Security Inc. for the fourth quarter ended December 31, 2003.

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